Schedule of operations of discontinued operations (Details) - USD ($) $ in Thousands		12 Months Ended
		Sep. 30, 2025	Sep. 30, 2024
Net sales	[1]	$ 6,534
Cost of sales		12,932
Income tax expense (benefit)
Net loss from discontinued operations		(36,367)	(43,054)
Health Solutions [Member]
Net sales		39,364	145,242
Cost of sales		30,462	120,908
Income tax expense (benefit)		357	(900)
Net loss from discontinued operations		$ (36,367)	$ (43,054)

[1]	Prior period amounts have not been presented, as the Company’s prior year operations primarily related to SRX Canada, which has since been deconsolidated and is presented as discontinued operations. Accordingly, the results for the year ended September 30, 2025, reflect only the continuing operations of BTTR and Halo and are not comparable to prior periods.